EXHIBIT 10(o)

                            FLEET FINANCIAL GROUP, INC.
                            1995 RESTRICTED STOCK PLAN


1.  Purpose

    The purpose of the 1995 Restricted Stock Plan is to promote the interests of the Corporation and its Subsidiaries by providing long-term incentive awards and stock ownership opportunities to certain executive officers and other key employees in order to: (i) support the execution of the Corporation's business and human resources strategies and the achievement of its goals and (ii) associate the interests of such officers and employees with those of the Corporation's stockholders.

2. Definitions

    The following terms shall have the meanings described below when used in the
Plan:

    "Board" shall mean the Board of Directors of the Corporation.

    "Change of Control" shall have the meaning specified in Section 7.

    "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

    "Committee" shall mean the Human Resources and Planning Committee of the Board, or such other committee of the Board which shall succeed to the functions and responsibilities, in whole or in part, of said Human Resources and Planning Committee.

    "Common Stock" shall mean the common stock of the Corporation, par value $1.00 per share.

    "Corporation" shall mean Fleet Financial Group, Inc.

    "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

    "Fair Market Value" shall mean the average of the high and low quoted selling prices for shares of Common Stock as reported on the New York Stock Exchange Composite Transactions Tape on the relevant valuation date or, if there were no Common Stock transactions on the valuation date, on the next preceding date on which there were Common Stock transactions; provided, however, that the
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Committee may specify such other definition of Fair Market Value as the
Committee shall deem appropriate.

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    "Participant" shall mean an eligible employee who has been granted a
Restricted Stock Award under the Plan.

    "Plan" shall mean this Fleet Financial Group, Inc. 1995 Restricted Stock
Plan.

    "Restricted Period" shall have the meaning specified in Section 6(b).

    "Restricted Stock" shall have the meaning specified in Section 6(a).

    "Restricted Stock Award" shall mean an award granted under Section 6.

    "Restricted Stock Agreement" shall have the meaning specified in Section
6(a).

    "Subsidiary" shall mean any corporation, whether domestic or foreign, in which the Corporation has or obtains, directly or indirectly, 50% or more of the total combined voting power of all classes of stock. If an entity ceases to be a Subsidiary, each employee of that entity shall no longer be deemed employed by the Corporation or a Subsidiary under the Plan (unless the employee continues to be employed by the Corporation or another entity which is a Subsidiary).

3.  Administration and Interpretation

    (a)     Administration.  The administration and operation of the Plan shall
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    be vested in the Committee.  The Committee shall have full power and authority, consistent with the provisions of the Plan and subject to such orders or resolutions as may from time to time be issued or adopted by the Board, to determine the provisions of the Restricted Stock Awards to be granted under the Plan, to interpret the Plan and any Restricted Stock Award granted under the Plan, to adopt, amend and rescind rules and regulations for the administration of the Plan and the Restricted
    Stock Awards granted under the Plan, and to make all determinations in connection therewith which may be necessary or advisable. The Committee at any time may designate one or more officers of the Corporation to act in place of the Committee in make any determination or taking any action under the Plan. The routine day-to-day administration of the Plan shall be carried out by officers and employees of the Corporation's Human Resources Department or such other department which shall succeed to the functions and responsibilities, in whole or in part, of said Human Resources Department or such other department which shall succeed to the functions and responsibilities, in whole or in part, of said Human Resources Department.

    (b)     Interpretation.  The interpretation and construction by the
            --------------
    Committee (or by such officers designated by the Committee pursuant to Subsection 3(a)) of any provisions of the Plan, any orders of the Board, or any award granted under the Plan shall be within the absolute discretion of the Committee (or its designee(s)), and any determination by the Committee (or its designee(s)) of any

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    provision of the Plan, any orders of the Board, or any award shall be final, conclusive and binding.

    (c)     Limitation on Liability.  Neither the Board nor the Committee, nor
            -----------------------
    any member of either (nor any officer or employee designated by the Committee pursuant to Section 3(a)) shall be liable for any act, omission, interpretation, construction or determination made in connection with the Plan in good faith, and shall be entitled to indemnification and reimbursement by the Corporation in respect of any claim, loss, damage or expense (including counsel fees) arising therefrom to the full extent permitted under the Corporation's Restated Articles of Incorporation and By-Laws and under any directors and officers liability insurance coverage which may be in effect from time to time.

4.  Shares Subject to Restricted Stock Awards under the Plan

    (a)     Limitation on Number of Shares.  Shares of Common Stock subject to
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    the provisions of this Plan shall be either shares of authorized but unissued Common Stock or shares of Common Stock held as treasury stock. The total number of shares of Common Stock available for grants of Restricted Stock Awards shall not exceed 250,000. If any Restricted
    Stock granted under the Plan is forfeited or terminated for any reason prior to the end of the period during which Restricted Stock Awards may be issued under this Plan, the shares of Common Stock allocable to the forfeited or terminated portion of such Restricted Stock Award may again be available for other Restricted Stock Awards to the same Participant or other eligible employees under this Plan.

    (b)     Adjustments of Number of Shares.  The number of shares available for
            -------------------------------
    grants of Restricted Stock Awards as provided in Section 4(a) shall be subject to appropriate adjustment, from time to time, in accordance with the provisions of Section 8. In the event of a change in the Common Stock resulting from (i) a change in the designation thereof to "Capital Stock" or other similar designation, (ii) a change in the par value thereof, or (iii) a change from par value to no par value, in each case without any increase or decrease in the number of issued shares, the shares resulting from any such change shall be deemed to be Common Stock within the meaning of the Plan.

5.  Eligibility

    The individuals who shall be eligible to receive Restricted Stock Awards shall be such salaried officers and key employees of the Corporation, or of any Subsidiary, as the Committee from time to time shall determine; provided that any such Restricted Stock Award hereunder shall be made on a basis consistent with, if appropriate, the accounting rules applicable to pooling of interests transactions; and provided, further,


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that in the case of any Restricted Stock Awards made to any officer of the
Corporation, such awards shall be made only to officers not previously employed by the Corporation as an inducement essential to such officer becoming employed by the Corporation and on a basis consistent with such other rules promulgated by the New York Stock Exchange with respect to stock awards to officers under plans or arrangements not approved by the stockholders of the issuing company. Directors of the Corporation shall not be eligible to receive awards under this Plan.


6.  Restricted Stock Awards

    (a)     Grant of Restricted Stock Awards.  Subject to the limitations of the
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    Plan, the Committee may, after such consultation with and consideration of the recommendations of management as the Committee considers desirable, select from eligible employees those Participants to be granted Restricted Stock Awards and determine the time when each award shall be granted, the vesting date or vesting dates for each award, the time or times as of which vested awards shall be paid, the number of shares of Common Stock subject to each award and such other terms and conditions consistent with the purposes of the Plan as the Committee may deem advisable. The Common Stock subject to the Restricted Stock Awards ("Restricted Stock") shall be evidenced by a stock certificate of the Corporation, registered in the name of the Participant, and accompanied by an agreement in such form as the Committee shall prescribe from time to time in accordance with the Plan ("Restricted Stock Agreement"). Restricted Stock Awards may be amended or supplemented from time to time as approved by the Committee, provided that the terms of such awards after being amended or supplemented conform to the terms of the Plan.

    (b)     Restrictions.  Restricted Stock may not be sold, exchanged,
            ------------
    assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of, except by will or the laws of decent and distribution, for such period as the Committee shall determine, beginning on the date on which the award is granted (the "Restricted Period"). The Committee also may impose such other restrictions and conditions on the shares of Restricted Stock or the release of the restrictions thereon as it deems appropriate.
    In determining the Restricted Period of an award, the Committee may provide that the foregoing restrictions shall lapse with respect to specified percentages of the Restricted Stock shares on successive anniversaries of the date of such award and/or upon satisfaction of such other restrictions and conditions on the shares or the release of the restrictions thereon as may be specified by the Committee. The remaining shares of Restricted Stock issued with respect to such award, if any, shall either be canceled or, if appropriate under the terms of the award applicable to such shares, shall continue to be subject to the restrictions, terms and conditions set by the Committee at the time of the award. The stock certificate evidencing Restricted Stock shall (i) bear an appropriate legend referring to such restrictions, and any attempt to dispose of such shares of Restricted Stock in

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    contravention of such restrictions shall be null and void and without effect, and (ii) be held by the Corporation during the Restricted Period and until any additional restrictions or conditions are satisfied. Any new, additional or different securities that a Participant may become entitled to receive with respect to any shares of Restricted Stock by virtue of a stock dividend, stock split, recapitalization, reorganization, merger, consolidation, split-up, or any similar change affecting the Common Stock shall be subject to the same restrictions, terms and conditions as apply to such shares of Restricted Stock. After the satisfaction of the terms and conditions and lapse of all restrictions set by the Committee at the time of a Restricted Stock Award, a new certificate, without the legend referred to above, for the number of shares which are no longer subject to such restrictions, terms and conditions shall be delivered to the Participant.

    (c)     Death, Disability, and Termination of Employment.  If a
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    Participant's continuous employment by the Corporation or any of its
    Subsidiaries shall terminate by reason of death, or the Participant becomes disabled as determined pursuant to the applicable provisions of the plans of the Corporation regarding disability, the Restricted Period shall be deemed to lapse as of the date of death or disability on that portion of the Restricted Stock Award which equals the portion of the Restricted Period measured in full or partial months completed before the date of death or disability. In the event of restrictions lapsing on specified percentages of the award over a period of time, that portion of the Restricted Stock Award which has not had the Restricted Period theretofore lapse shall be forfeited.

            Except as otherwise may be provided in a Participant's Restricted Stock Agreement, if the Participant's continuous employment with the Corporation or any of its Subsidiaries shall terminate for any reason other than death or disability prior to the expiration of the Restricted Period of an award, or if any other conditions established by the Committee are not met, any shares remaining subject to restrictions (after taking into account Subsection (e) of this Section 6 and Section 7) shall thereupon be forfeited by the Participant and transferred to, and reacquired by, the Corporation at no cost to the Corporation or Subsidiary. In such event, the Participant, or in the event of his death, his personal representative, shall forthwith deliver to the Secretary of the Corporation such instruments of transfer, if any, as may reasonably be required by the Secretary of the Corporation. Whether an authorized leave of absence or absence on military or government service or for other reasons shall constitute termination of employment for purposes of the Restricted Stock Award shall be determined by the Committee in accordance with applicable law, which determination shall be final and conclusive.

    (d)     Rights as a Stockholder.  Upon receipt by a Participant of a
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    Restricted Stock Award, the Participant shall possess all incidents of ownership of the Restricted Stock subject to such award (subject to Subsection (b) of this Section


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    6), including the right to receive or reinvest dividends with respect to such Restricted Stock and to vote such Restricted Stock, except that the Participant shall not be entitled to delivery of a stock certificate evidencing the Restricted Stock until the Restricted Period has lapsed and any additional restrictions or conditions are satisfied.

    (e) Termination of Restrictions by Committee.  The Committee shall have the
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    authority (and the Restricted Stock Agreement may so provide) to cancel all or any portion of any outstanding restrictions with respect to any or all of the Restricted Stock granted to a Participant hereunder on such terms and conditions as the Committee may deem appropriate.

    (f) Cash Payment.  In the Committee's sole discretion, a Restricted Stock
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    Agreement may provide for a cash payment to a Participant in an amount equal to the Fair Market Value of any Restricted Stock that may be forfeited in connection with the termination of a Participant's continuous employment by the Corporation or a Subsidiary.

7. Change of Control

    (a) Notwithstanding anything contained in this Plan or any Restricted
    Stock Agreement to the contrary, in the event of a change of control (as defined in Subsection (c) below), or an offer to effect a change of control, of the Corporation, each Restricted Stock Award shall (unless the Committee determines otherwise in its sole discretion) immediately be fully vested and nonforfeitable and all shares of Restricted Stock shall be delivered to the Participant.

    (b) Any determination by the Committee made pursuant to this Section 7 may be made as to all outstanding Restricted Stock Awards or only as to certain Restricted Stock Awards specified by the Committee.

    (c) For purposes of this Section 7, a "change of control" shall mean either of the following events: (i) the acquisition of the beneficial ownership (as that term is defined in Rule 13d-3 of the General Rules and Regulations under the Exchange Act) of 20 percent or more of the voting securities of the Corporation by purchase, merger, consolidation or otherwise by any person or by persons acting as a group within the meaning of Section 13(d) of the Exchange Act; provided, however, a change of control shall not be deemed to have occurred if the acquisition of such securities is by one or more employee benefit plans of the Corporation, or (ii) in any two year period, individuals who at the beginning of such period constitute the Board cease for any reason to constitute at least a



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    majority of the Board at, or at any time prior to, the conclusion of, such two year period. The term "person" refers to any individual, corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision as to whether a change of control or offer to effect a change of control has occurred shall be made by a majority of the Continuing Directors (as defined in the Restated Articles of Incorporation of the Corporation as in effect on August 16, 1995) and shall be conclusive and binding. Notwithstanding Section 13 of this Plan, this provision shall not be amended or revoked in any manner without the affirmative vote of 80 percent of the Board and a majority of the Continuing Directors (as defined above).

8.  Adjustment for Changes in Capitalization

    The aggregate number of shares of Common Stock as to which Restricted Stock Awards may be granted to persons participating under the Plan and the number of shares thereof covered by each outstanding Restricted Stock Award shall be proportionately adjusted by the Committee for any increase or decrease in the number of issued shares of Common Stock resulting from the subdivision or consolidation of shares or other capital adjustments, the payment of a stock dividend, or any other increase or decrease in such shares effected without receipt of consideration by the Corporation or a Subsidiary; provided,
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however, that no such adjustment shall be made unless and until the aggregate
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effect of all such increases and decreases accruing after the effective date of the Plan shall have increased or decreased the number of issued shares of Common Stock by five percent or more; and provided, further, that any fractional
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shares resulting from any such adjustment shall be eliminated.  Any such determination by the Committee shall be final, conclusive and binding. Any shares of Common Stock or other securities received by a holder of a Restricted Stock Award with respect to such award by reason of any such change shall be subject to the same restrictions as the initial Restricted Stock Award, unless otherwise determined by the Committee.

9.  Withholding

    The Corporation shall have the right to withhold from amounts due Participants, or to collect from Participants directly, the amount which the Corporation deems necessary to satisfy any taxes required by law to be withheld by reason of participation in the Plan. There is no obligation under this Plan that any Participant be advised of the existence of the tax or the amount required to be withheld. The Participant may, prior to the payment of any Restricted Stock Award, pay such amounts to the Corporation in cash or in shares of Common Stock already owned (which shall be valued at their Fair Market Value on the date of payment). The Corporation may also require, or grant Participants the right to elect, subject to such terms and conditions as the Committee may establish, that shares be withheld to satisfy tax withholding requirements arising from the vesting of a Restricted Stock Award. Notwithstanding any other provision of













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this Plan, the Committee may impose such conditions on the payment of any withholding obligation as may be required to satisfy applicable regulatory requirements.

10. Effect of Attempted Transfer

    No benefit payable or interest in any Restricted Stock Award shall be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance or charge and any such attempted action shall be void and no such interest in a Restricted Stock Award shall be in any manner liable for or subject to debts, contracts, liabilities, engagements or torts of a Participant or his beneficiary. If any Participant or beneficiary shall become bankrupt or shall attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber or charge any benefit payable under or interest in any award, then the Committee, in its discretion and if permitted under applicable law, may hold or apply such benefit or interest or any part thereof to or for the benefit of such Participant or such Participant's beneficiary, spouse, children, blood relatives or other dependents, or any of them, in any such manner and such proportions as the Committee may consider appropriate.


11. Effect on Employment

    Nothing herein shall be construed to limit or restrict the right of the Corporation or any of its Subsidiaries to terminate the employment of any Participant in the Plan, at any time, with or without cause, or to increase or decrease the compensation of such Participant from the rate of compensation in existence at the time the employee became a Participant.

12. Legality of a Grant

    The granting of a Restricted Stock Award under this Plan and the issuance or transfer of shares of Common Stock pursuant hereto are subject to all applicable federal and state laws, rules and regulations and to such approvals by any regulatory or government agency (including, without limitation, no-action positions of the Securities and Exchange Commission) which may, in the opinion of counsel for the Corporation, be necessary or advisable in connection therewith. Without limiting the generality of the foregoing, no awards may be granted under this Plan and no shares shall be issued by the Corporation, nor cash payments made by the Corporation pursuant to or in connection with any such award unless and until in any such case all legal requirements applicable with the issuance or payment have, in the opinion of counsel for the Corporation, been complied with. In connection with any stock issuance or transfer, the person acquiring the shares shall, if requested by the Corporation, give assurance satisfactory to counsel to the Corporation with respect to such matters as the Corporation may deem desirable to assure compliance with all applicable legal requirements.


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13. Amendment

    The Board may alter, amend or suspend the Plan at any time or alter and amend all Restricted Stock Agreements entered into hereunder; provided, however,
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that no amendment of the Plan or any agreement may, without the consent of any
Participant to whom a Restricted Stock Award shall theretofore have been issued adversely affect the right of such Participant under such award.

14. Construction of Plan

    It is the intent of the Corporation that this Plan and the Restricted Stock Awards granted hereunder satisfy and be interpreted in a manner that satisfies the requirements of (a) the accounting rules applicable to pooling of interests transactions, when and if the Corporation may be engaged in such a transaction, and (b) the New York Stock Exchange rule regarding stock awards to officers pursuant to a plan or arrangement which has not been approved by the stockholders of the issuing corporation, as described in Section 5 hereof.

15. Effective Date and Termination of Plan

    This Plan was adopted by the Board as of August 16, 1995 and shall be effective upon filing with the Securities and Exchange Commission. This Plan shall terminate 10 years from the effective date; provided, however, that the Board may terminate the Plan at any prior time in its absolute discretion. No such termination shall in any way affect any Restricted Stock Awards then outstanding.